Exhibit 99.1

Itron Announces $600.0 Million Convertible Senior Notes

LIBERTY LAKE, Wash.—Feb. 23, 2026—Itron, Inc. (NASDAQ: ITRI) (the “Company”), which is innovating new ways for utilities and cities to manage energy and water, today announced that it intends to commence a private offering, subject to market and other conditions, of $600.0 million aggregate principal amount of convertible senior notes due 2032 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to grant the initial purchasers of the Notes an option to purchase, for settlement during a 13-day period beginning on, and including, the first day the Notes are issued, an additional $90.0 million aggregate principal amount of Notes.

The terms of the Notes, including the interest rate, initial conversion rate and other terms, will be determined at the pricing of the offering.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “Capped Call Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments it is required to make in excess of the principal amount of converted Notes, as the case may be, in the event that the market price of the common stock is greater than the strike price of the capped call transactions, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, the Company may enter into additional capped call transactions with the Capped Call Counterparties.

The Company expects that, in connection with establishing their initial hedge of the capped call transactions, the Capped Call Counterparties or their respective affiliates may enter into various derivative transactions with respect to the common stock concurrently with, or shortly after, the pricing of the Notes, and may unwind these various derivative transactions and purchase shares of common stock in open market transactions shortly after the pricing of the Notes. These activities could increase (or reduce the size of any decrease in) the market price of the common stock or the Notes at that time. In addition, the Company expects that the Capped Call Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding derivative transactions with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity date of the Notes (and (i) are likely to do so during any observation period related to a conversion of Notes or following redemption of the Notes by the Company or following any repurchase of the Notes by the Company in connection with any fundamental change and (ii) are likely to do so following any repurchase of the Notes by the Company other than in connection with any such redemption or fundamental change if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, could affect the amount and value of the consideration that noteholders will receive upon conversion of the Notes.

The Company intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described above. The Company also intends to use up to approximately $125.0 million of the net proceeds from the offering of Notes to repurchase shares of its common stock concurrently with the pricing of the offering of Notes in privately negotiated transactions through one of the initial purchasers of the Notes or its affiliate, as the Company’s agent, which could increase (or reduce the size of any decrease in) the market price of the common stock at that time. The Company intends to use the remainder of the proceeds for the repayment of the Company’s 0.00% Convertible Senior Notes due 2026, and for general corporate purposes. If the initial purchasers of the Notes exercise their option to purchase additional Notes, the Company may use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions relating to the Notes.

The Notes will be offered to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act. The Notes have not been, and will not be, registered under the Securities Act, or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

About Itron

Itron is a proven global leader in energy, water, smart city, IIoT and intelligent infrastructure services. For utilities, cities and society, we build innovative systems, create new efficiencies, connect communities, encourage conservation and increase resourcefulness. By safeguarding our invaluable natural resources today and tomorrow, we improve the quality of life for people around the world.

Itron® and the Itron Logo are registered trademarks of Itron, Inc. in the United States and other countries and regions. All third-party trademarks are property of their respective owners, and any usage herein does not suggest or imply any relationship between Itron and the third party unless expressly stated.

Cautionary Note Regarding Forward Looking Statements

This release contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical factors nor assurances of future performance. These statements are based on our expectations about, among others, revenues, operations, financial performance, earnings, liquidity, earnings per share, cash flows and restructuring activities including headcount reductions and other cost savings initiatives. This document reflects our current strategy, plans and expectations and is based on information currently available as of the date of this release. When we use words such as “expect”, “intend”, “anticipate”, “believe”, “plan”, “goal”, “seek”, “project”, “estimate”, “future”, “strategy”, “objective”, “may”, “likely”, “should”, “will”, “will continue”, and similar expressions, including related to future periods, they are intended to identify forward-looking statements. Forward-looking statements rely on a number of assumptions and estimates. Although we believe the estimates and assumptions upon which these forward-looking statements are based are reasonable, any of these estimates or assumptions could prove to be inaccurate and the forward-looking statements based on these estimates and assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors. Therefore, you should not rely on any of these forward-looking statements. Some of the factors that we believe could affect our results include our ability to execute on our restructuring plans, our ability to achieve estimated cost savings, the rate and timing of customer demand for our products, rescheduling of current customer orders, changes in estimated liabilities for product warranties, adverse impacts of litigation, changes in laws, regulations, tariffs, sanctions, trade policies and retaliatory responses, our dependence on new product development and intellectual property, future acquisitions, changes in estimates for stock-based and bonus compensation, increasing volatility in foreign exchange rates, international business risks, uncertainties caused by adverse economic conditions, including without limitation those resulting from extraordinary events or circumstances and other factors that are more fully described in Part I, Item 1A: Risk Factors included in our Annual Report on Form 10-K for the year ended Dec. 31, 2025 and other reports on file with the Securities and Exchange Commission. Itron undertakes no obligation to update or revise any information in this press release.

For additional information, contact:

Itron, Inc.

Paul Vincent

Vice President, Investor Relations

512-560-1172

Investors@itron.com